                                    [PHOTO]

                                                   ANNUAL REPORT AUGUST 31, 2001

Oppenheimer
GROWTH FUND

                                                     [OPPENHEIMERFUNDS LOGO]
                                                     THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

               Contents

            1  Letter to Shareholders

            2  An Interview
               with Your Fund's
               Manager

            6  Fund Performance

           11  FINANCIAL
               STATEMENTS

           30  INDEPENDENT
               AUDITORS' REPORT

           31  Federal
               Income Tax
               Information

           32  Officers and Trustees


FUND OBJECTIVE

Oppenheimer Growth Fund seeks capital appreciation.

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS*

For the 1-Year Period
Ended 8/31/01

                Without    With
                Sales Chg. Sales Chg.
--------------------------------------------------------------------------------
Class A         -49.87%    -52.76%
--------------------------------------------------------------------------------
Class B         -50.26     -52.57
--------------------------------------------------------------------------------
Class C         -50.26     -50.73
--------------------------------------------------------------------------------
Class Y         -49.77
--------------------------------------------------------------------------------


SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]
JOHN V. MURPHY
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER
OPPENHEIMERFUNDS, INC.


DEAR SHAREHOLDER,

September 11, 2001, was a tragic day for our country. As you may know, our corporate headquarters were located at Two World Trade Center in New York City. Although we are thankful that all OppenheimerFunds employees were able to safely evacuate the World Trade Center, our thoughts and prayers remain with the countless families whose lives have been affected by these terrible events. As a company and as individuals, we will be forever indebted to the hundreds of law enforcement officers, firefighters and rescue workers who continue to serve so heroically in this time of great need.

     To express our gratitude, we have established a 501(c)3 charity, the "World Trade Center Legacy Relief Fund," in which we will match the first $1 million in donations. All donations will be sent to qualified, pre-screened charities that support the families of victims of this tragic event, such as the American Red Cross and the New York Fire Fighters 9-11 Disaster Relief Fund.

     As the events of September 11 unfolded, OppenheimerFunds quickly and efficiently implemented its emergency recovery plans. By the next day, our portfolio managers, analysts and other employees were overseeing the assets in your fund's portfolio and accessing vital information in real time. And, thanks to our multiple operating locations, well-distributed resources and rigorous back-up procedures, our shareholder-account and Fund investment records remained intact.

     In these difficult times, it is important to remember that our portfolio management team is a sophisticated group of investment professionals with extensive experience. They are diligently monitoring the events that are shaping the financial world and economy. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds portfolio managers are guided by similar principles: broad diversification, a focus on business fundamentals and a long-term investment perspective.

     At OppenheimerFunds we understand that these are trying times for investors. We encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals. Once again, thank you for your continued confidence. We look forward to showing and sharing with you the strength, expertise and resolve which makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JOHN V. MURPHY

John V. Murphy
September 24, 2001


                            1 OPPENHEIMER GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]
PORFOLIO MANAGEMENT
TEAM (L TO R)
JULIE RYAN
IAN HOROWITZ
BRUCE BARTLETT
(PORFOLIO MANAGER)
JIN CHON

Q HOW WOULD YOU CHARACTERIZE OPPENHEIMER GROWTH FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD THAT ENDED AUGUST 31, 2001?

A. The Fund's performance suffered during the period as a result of a pronounced, broad-based downturn in growth-oriented stocks. Particularly hard hit were stocks in the technology sector, where we had allocated a relatively large percentage of the Fund's assets during the first half of the period. While we are disappointed with these results, we believe that the challenging investment environment that prevailed during the period represents a normal--and, indeed, healthy--part of the market cycle, and look forward to a return to more favorable conditions for growth-oriented stocks.

WHAT MADE THIS SUCH A CHALLENGING PERIOD?

The past year was characterized by a sharp reversal of the conditions that had supported growth stocks during the prior period. As the period began, high interest rates and rising energy prices were causing U.S. economic growth to slow abruptly, with many companies reporting a near cessation of business activity. Fast-growing technology suppliers were particularly vulnerable. When demand unexpectedly fell, many were left with growing inventories, shrinking orders and disappointing revenues and earnings. These conditions drove stock prices sharply lower, especially among the high-growth technology sector of the "new economy." As stock prices fell, many dot-com businesses that had financed their growth on the basis of rising stock prices were unable to survive.

                            2 OPPENHEIMER GROWTH FUND

As the period progressed, we shifted our emphasis toward companies we believed could maintain reliable and sustainable revenue growth during an economic slowdown.


     This downward business cycle continued even after interest rates and energy prices gradually eased over roughly the second half of the period, beginning in early 2001. In most technology and telecommunications-related industries, sales remained slow in the face of reduced capital spending by business customers. In contrast, consumer spending remained relatively strong, providing greater support for some consumer-related businesses.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

We began the period with a much higher percentage of the Fund's assets invested in technology than most of our peers or our benchmark, the S&P 500 Index. That's because our investment discipline focuses on companies with high rates of internal revenue growth, most of which we have found in various areas of technology. However, as the period progressed, we shifted our emphasis toward companies we believed could maintain reliable and sustainable revenue growth during an economic slowdown. By focusing on the quality of a company's revenues rather than the absolute magnitude of its growth, we reduced risk and volatility in the Fund while remaining true to our growth-oriented investment strategy. As a result, the percentage of the Fund's portfolio invested in technology fell roughly in line with that of the S&P 500 Index.

     Our emphasis on revenue quality led us to several growth-oriented investment opportunities in areas outside of technology. For example, we found several companies in the healthcare services, medical products and biotechnology areas that exhibited growth characteristics meeting our strict investment criteria. One such investment, Cardinal Health, Inc., exemplifies our focus on the reliability and sustainability of a

                            3 OPPENHEIMER GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

---------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/01(1)
Class A
1-Year      5-Year      10-Year
---------------------------------------------------
-51.20%     3.65%       9.39%

Class B                 Since
1-Year      5-Year      Inception
---------------------------------------------------
-51.02%     3.80%       8.99%

Class C                 Since
1-Year      5-Year      Inception
---------------------------------------------------
-49.10%     4.06%       6.10%

Class Y                 Since
1-Year      5-Year      Inception
---------------------------------------------------
-48.10%     5.15%       10.13%
---------------------------------------------------


company's growth. As of August 31, 2001, Cardinal Health has achieved 57 consecutive quarters of greater-than-20% growth in revenue and earnings, and has generally remained unaffected by the recent decline in technology-related capital spending. Other healthcare companies in which we invested, such as Stryker Corp., a provider of orthopedic products, are benefiting from a more favorable regulatory environment, rising levels of hospital profitability and growing demand from an aging population.

DID YOU MAKE ANY OTHER SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE PERIOD?

As interest rates started to fall, we found several investment opportunities in the financial sector among companies we believed were well positioned to benefit from declining interest rates and a strong housing market. These included insurers, financial services companies and government agencies, such as USA Education, Inc. and Freddie Mac (Federal Home Loan Mortgage Corp.). Investments in such companies significantly increased our exposure to the financial sector.

     We also identified a few select investment opportunities in the retail sector among growing companies that benefited from relatively high levels of consumer spending. For example, Kohl's Corp. operates a successful chain of discounted name-brand department stores, and is expanding from its Midwest base of operations to establish a greater presence in the Eastern seaboard region. We believe the company is uniquely positioned to continue growing for years to come.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

While the economic slowdown that marked the recent period is still in progress, falling interest rates are creating a more favorable environment for economic growth. We believe the Fund is now well positioned to weather the current slow-growth climate, and is poised to benefit from a return to faster growth.


1. See Notes on page 10 for further details.


                            4 OPPENHEIMER GROWTH FUND

SECTOR ALLOCATION(2)

[PIECHART]

  - Financial              27.3%
      Diversified
      Financial            23.7
      Insurance             3.6
  - Healthcare             25.0
      Healthcare/
      Drugs                20.4
      Healthcare/
      Supplies &
      Services              4.6
  - Consumer
      Cyclicals            19.2
  - Technology             14.5
  - Capital Goods           6.2
  - Consumer
      Staples               4.9
  - Utilities               2.9

--------------------------------------------------------------------------------

     It is impossible to know how long today's economic slump will persist. Nevertheless, our long-term outlook remains strongly positive with regard to U.S. economic growth. We are especially enthusiastic regarding the potential for technology to revolutionize the world's communications systems and add enormous efficiencies to domestic and global businesses. For the present, however, we continue to approach these and other growth stocks with caution, emphasizing steady, consistent financial performance.

     We are committed to rigorously maintaining our strategy of growth investing, as well as our discipline of building the portfolio one company and one investment at a time. That's what makes Oppenheimer Growth Fund part of The Right Way to Invest.

TOP FIVE COMMON STOCK INDUSTRIES(3)
 ....................................................
Diversified Financial                        19.0%
 ....................................................
Healthcare/Supplies & Services               16.3
 ....................................................
Retail: Specialty                             8.8
 ....................................................
Computer Services                             7.1
 ....................................................
Manufacturing                                 4.9
 ....................................................

TOP TEN COMMON STOCK HOLDINGS(3)
 ....................................................
Cardinal Health, Inc.                         5.0%
 ....................................................
Tyco International Ltd.                       4.9
 ....................................................
Kohl's Corp.                                  4.5
 ....................................................
Freddie Mac                                   4.4
 ....................................................
USA Education, Inc.                           4.4
 ....................................................
Target Corp.                                  3.7
 ....................................................
Johnson & Johnson                             3.7
 ....................................................
Household International, Inc.                 3.6
 ....................................................
First Data Corp.                              3.5
 ....................................................
Stryker Corp.                                 3.2
 ....................................................


2. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on total market value of common stock holdings.
3. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on net assets.


                            5 OPPENHEIMER GROWTH FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

Below is a discussion, by OppenheimerFunds Inc., of the Fund's performance during its fiscal year ended August 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the one-year period that ended August 31, 2001, the performance of Oppenheimer Growth Fund suffered from the slowing U.S. economy and declining technology stocks. We responded by shifting our investment emphasis toward companies that appeared to offer predictable and sustainable rates of growth, rather than those offering only the highest potential rates of growth. As a result, we found fewer investment opportunities among technology stocks and more among other growth-oriented areas, such as healthcare, financials and retail. The Fund's portfolio allocations, management and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET.
The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until August 31, 2001. In the case of Class A shares, performance is measured over a 10-year period; in the case of Class B shares, from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured from the inception of the Class on November 1, 1995, and in the case of Class Y shares, from the inception of the class on June 1, 1994. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

                            6 OPPENHEIMER GROWTH FUND

     The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.

                            7 OPPENHEIMER GROWTH FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------


CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
-- Oppenheimer Growth Fund (Class A)
-- S&P 500 Index

[The following table was originally a line graph in the printed material.]

Date            Oppenheimer             S&P 500 Index
 6/30/91            9425                   10000
 9/30/91           10338                   10533.6
12/31/91           11402                   11415.8
 3/31/92           11280                   11127.9
 6/30/92           10904                   11339.1
 9/30/92           11542                   11696.7
12/31/92           12926                   12284.3
 3/31/93           12903                   12820.4
 6/30/93           12744                   12881.8
 9/30/93           12996                   13213.6
12/31/93           13277                   13519.7
 3/31/94           12989                   13007.9
 6/30/94           12778                   13062.3
 9/30/94           13632                   13699.6
12/31/94           13593                   13697.3
 3/31/95           14903                   15029.5
 6/30/95           16541                   16462.2
 9/30/95           17927                   17769.5
12/31/95           18344                   18838.4
 3/31/96           19439                   19849.3
 6/30/96           20014                   20739
 8/31/96           20170                   20242.1
11/30/96           22834                   23628.9
 2/28/97           23691                   24800.3
 5/31/97           25126                   26742.5
 8/31/97           27235                   28465.3
11/30/97           26878                   30364.2
 2/28/98           28581                   33477.4
 5/31/98           28932                   34940.5
 8/31/98           24071                   30777
11/30/98           28345                   37555.4
 2/28/99           29940                   40092.5
 5/31/99           31147                   42289.2
 8/31/99           33551                   43028.2
11/30/99           38123                   45401.7
 2/29/00           50999                   44793.7
 5/31/00           43846                   46716.4
 8/31/00           56064                   50044.4
11/30/00           38510                   43483.3
 2/28/01           33800                   41123.1
 5/31/01           31548                   41788.8
 8/31/01           28103                   37845.9

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/01(1,2)
1-YEAR -52.76%    5-YEAR 5.60%    10-YEAR 9.74%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
-- Oppenheimer Growth Fund (Class B)
-- S&P 500 Index

[The following table was originally a line graph in the printed material.]

Date            Oppenheimer             S&P 500 Index
08/17/93           10000                   10000
09/30/93           10217                    9923.31
12/31/93           10414                   10153.2
03/31/94           10161                    9768.84
06/30/94            9980                    9809.66
09/30/94           10625                   10288.3
12/31/94           10571                   10286.6
03/31/95           11557                   11287
06/30/95           12796                   12363
09/30/95           13837                   13344.8
12/31/95           14126                   14147.5
03/31/96           14937                   14906.7
06/30/96           15349                   15574.8
08/31/96           15443                   15201.6
11/30/96           17445                   17745.2
02/28/97           18064                   18624.8
05/31/97           19121                   20083.4
08/31/97           20683                   21377.2
11/30/97           20372                   22803.2
02/28/98           21621                   25141.3
05/31/98           21841                   26240
08/31/98           18136                   23113.3
11/30/98           21313                   28203.8
02/28/99           22468                   30109.2
05/31/99           23324                   31758.9
08/31/99           25087                   32313.9
11/30/99           28506                   34096.4
02/29/00           38134                   33639.8
05/31/00           32785                   35083.7
08/31/00           41921                   37583
11/30/00           28795                   32655.7
02/28/01           25274                   30883.1
05/31/01           23590                   31383.1
08/31/01           21013                   28421.9

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/01(1,2)
1-YEAR -52.57%    5-YEAR 5.75%    10-YEAR 9.68%

1. The Fund changed its fiscal year end from 6/30 to 8/31.

2. See Notes on page 10 for further details.

                            8 OPPENHEIMER GROWTH FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
-- Oppenheimer Growth Fund (Class C)
-- S&P 500 Index

[The following table was originally a line graph in the printed material.]

Date            Oppenheimer             S&P 500 Index
11/01/95           10000                   10000
12/31/95           10128                   10639.6
03/31/96           10711                   11210.5
06/30/96           11006                   11713
08/31/96           11073                   11432.3
11/30/96           12507                   13345.2
02/28/97           12952                   14006.7
05/31/97           13710                   15103.6
08/31/97           14830                   16076.6
11/30/97           14607                   17149.1
02/28/98           15502                   18907.4
05/31/98           15662                   19733.7
08/31/98           13001                   17382.2
11/30/98           15280                   21210.6
02/28/99           16107                   22643.5
05/31/88           16726                   23884.1
08/31/99           17977                   24301.5
11/30/99           20389                   25642
02/29/00           27225                   25298.6
05/31/00           23360                   26384.5
08/31/00           29819                   28264.1
11/30/00           20441                   24558.6
02/28/01           17908                   23225.5
05/31/01           16681                   23601.5
08/31/01           14831                   21374.6

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/01(1,2)
1-YEAR -50.73%    5-YEAR 6.02%    10-YEAR 6.99%

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
-- Oppenheimer Growth Fund (Class Y)
-- S&P 500 Index

[The following table was originally a line graph in the printed material.]

Date            Oppenheimer             S&P 500 Index
  6/1/94           10000                   10000
 6/30/94            9487                    9755.29
 9/30/94           10132                   10231.3
12/31/94           10103                   10229.5
 3/31/95           11077                   11224.5
 6/30/95           12294                   12294.5
 9/30/95           13328                   13270.8
12/31/95           13641                   14069.1
 3/31/96           14456                   14824.1
 6/30/96           14889                   15488.5
 8/31/96           15009                   15117.4
11/30/96           17000                   17646.8
 2/28/97           17648                   18521.6
 5/31/97           18728                   19972.1
 8/31/97           20316                   21258.7
11/30/97           20065                   22676.9
 2/28/98           21350                   25001.9
 5/31/98           21630                   26094.6
 8/31/98           18005                   22985.2
11/30/98           21213                   28047.5
 2/28/99           22421                   29942.3
 5/31/99           23332                   31582.9
 8/31/99           25161                   32134.8
11/30/99           28603                   33907.4
 2/29/00           38284                   33453.3
 5/31/00           32940                   34889.2
 8/31/00           42159                   37374.7
11/30/00           28963                   32474.7
 2/28/01           25437                   30712
 5/31/01           23766                   31209.1
 8/31/01           21176                   28264.4

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/01(1,2)
1-YEAR -49.77%    5-YEAR 7.13%    10-YEAR 10.90%


THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX IN THE GRAPHS BEGINS ON 6/30/91 FOR CLASS A, 8/31/93 FOR CLASS B, 10/31/95 FOR CLASS C AND 5/31/94 FOR CLASS Y.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

                            9 OPPENHEIMER GROWTH FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 3/15/73. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion, and the ending account value does not reflect the deduction of any sales charges.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01, therefore no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                           10 OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS August 31, 2001
--------------------------------------------------------------------------------


                                                                                                   MARKET VALUE
                                                                                   SHARES            SEE NOTE 1
=================================================================================================================
 COMMON STOCKS--79.9%
-----------------------------------------------------------------------------------------------------------------
 CAPITAL GOODS--4.9%

-----------------------------------------------------------------------------------------------------------------
 MANUFACTURING--4.9%
 Tyco International Ltd.                                                          2,116,122        $109,932,538

-----------------------------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--15.3%
-----------------------------------------------------------------------------------------------------------------
 CONSUMER SERVICES--2.0%
 IMS Health, Inc.                                                                 1,680,000          44,721,600
-----------------------------------------------------------------------------------------------------------------
 RETAIL: GENERAL--4.5%
 Kohl's Corp.(1)                                                                  1,804,500         100,149,750
-----------------------------------------------------------------------------------------------------------------
 RETAIL: SPECIALTY--8.8%
 Bed Bath & Beyond, Inc.(1)                                                       2,395,000          69,095,750
-----------------------------------------------------------------------------------------------------------------

 BJ's Wholesale Club, Inc.(1)                                                       905,000          44,345,000
-----------------------------------------------------------------------------------------------------------------
 Target Corp.                                                                     2,400,000          83,160,000
                                                                                                  ---------------
                                                                                                    196,600,750



-----------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--3.9%
-----------------------------------------------------------------------------------------------------------------
 BROADCASTING--3.9%
 Comcast Corp., Cl. A Special(1)                                                    1,750,000        64,102,500
-----------------------------------------------------------------------------------------------------------------
 Cox Communications, Inc., Cl. A(1)                                                   575,000        22,862,000
                                                                                                  ---------------
                                                                                                     86,964,500



-----------------------------------------------------------------------------------------------------------------
 FINANCIAL--21.8%
-----------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--19.0%
 AMBAC Financial Group, Inc.                                                        770,600          45,619,520
-----------------------------------------------------------------------------------------------------------------
 Citigroup, Inc.                                                                  1,221,667          55,891,265
-----------------------------------------------------------------------------------------------------------------
 Concord EFS, Inc.(1)                                                               850,000          44,599,500
-----------------------------------------------------------------------------------------------------------------
 Freddie Mac                                                                      1,550,000          97,464,000
-----------------------------------------------------------------------------------------------------------------
 Household International, Inc.                                                    1,375,000          81,262,500
-----------------------------------------------------------------------------------------------------------------
 USA Education, Inc.                                                              1,225,000          97,032,250
                                                                                                  ---------------
                                                                                                    421,869,035



-----------------------------------------------------------------------------------------------------------------
 INSURANCE--2.8%
 MBIA, Inc.                                                                       1,162,600          62,792,026
-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE--20.0%
-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--3.7%
 Johnson & Johnson                                                                1,550,000          81,700,500
-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--16.3%
 Baxter International, Inc.                                                       1,100,000          56,760,000
-----------------------------------------------------------------------------------------------------------------
 Biomet, Inc.                                                                     2,557,500          70,663,725
-----------------------------------------------------------------------------------------------------------------
 Cardinal Health, Inc.                                                            1,530,000         111,598,200
-----------------------------------------------------------------------------------------------------------------
 Lincare Holdings, Inc.(1)                                                        1,863,200          52,933,512
-----------------------------------------------------------------------------------------------------------------
 Stryker Corp.                                                                    1,300,000          71,279,000
                                                                                                  ---------------
                                                                                                    363,234,437

                           11 OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                                                                   MARKET VALUE
                                                                                   SHARES            SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 TECHNOLOGY--11.7%
-----------------------------------------------------------------------------------------------------------------
 COMPUTER SERVICES--7.1%
 First Data Corp.                                                                 1,200,000       $  79,020,000
-----------------------------------------------------------------------------------------------------------------
 Sonus Networks, Inc.(1)                                                          1,000,000          14,770,000
-----------------------------------------------------------------------------------------------------------------
 Sungard Data Systems, Inc.(1)                                                    2,700,000          63,855,000
                                                                                                  ---------------
                                                                                                    157,645,000


-----------------------------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--4.0%
 Microsoft Corp.(1)                                                               1,075,000          61,328,750
-----------------------------------------------------------------------------------------------------------------
 Veritas Software Corp.(1)                                                          917,500          26,350,600
                                                                                                  ---------------
                                                                                                     87,679,350


-----------------------------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.6%
 CIENA Corp.(1)                                                                     625,000          10,700,000
-----------------------------------------------------------------------------------------------------------------
 ONI Systems Corp.(1)                                                               200,000           2,780,000
                                                                                                  ---------------
                                                                                                     13,480,000


-----------------------------------------------------------------------------------------------------------------
 UTILITIES--2.3%
-----------------------------------------------------------------------------------------------------------------
 GAS UTILITIES--2.3%
 El Paso Corp.                                                                      450,000          21,865,500
-----------------------------------------------------------------------------------------------------------------
 Enron Corp.                                                                        844,400          29,545,556
                                                                                                  ---------------
                                                                                                     51,411,056
                                                                                                  ---------------
 Total Common Stocks (Cost $1,788,699,144)                                                        1,778,180,542

                                                                                  PRINCIPAL
                                                                                    AMOUNT
=================================================================================================================
 SHORT-TERM NOTES--13.2%
 American Home Products, 3.69%, 10/3/01                                         $30,000,000          29,904,533
-----------------------------------------------------------------------------------------------------------------
 Breeds Hill Capital Co. LLC:
 Series A, 3.53%, 9/21/01                                                         8,258,000           8,241,805
 Series A, 3.62%, 9/12/01                                                        40,123,000          40,078,620
-----------------------------------------------------------------------------------------------------------------
 Charta Corp., 3.64%, 9/20/01                                                    25,000,000          24,951,972
-----------------------------------------------------------------------------------------------------------------
 GOVCO, Inc., 3.51%, 9/18/01                                                     40,000,000          39,933,700
-----------------------------------------------------------------------------------------------------------------
 Greyhawk Funding LLC:
 3.50%, 10/17/01                                                                 50,000,000          49,776,389
 3.50%, 10/18/01                                                                 28,000,000          27,872,056
-----------------------------------------------------------------------------------------------------------------
 Heller Financial, Inc., 3.83%, 9/7/01                                           50,000,000          49,968,083
-----------------------------------------------------------------------------------------------------------------
 Homeside Lending, Inc., 3.68%, 9/13/01                                          23,195,000          23,166,548
                                                                                                  ---------------
 Total Short-Term Notes (Cost $293,893,706)                                                         293,893,706



                           12 OPPENHEIMER GROWTH FUND


                                                                                  Principal        MARKET VALUE
                                                                                     Amount          SEE NOTE 1
=================================================================================================================
 REPURCHASE AGREEMENTS--6.5%

 Repurchase agreement with Banque Nationale De Paris, 3.63%, dated
 8/31/01, to be repurchased at $145,507,664 on 9/4/01, collateralized by U.S. Treasury Nts., 5.50%-7.50%, 11/15/01-1/31/03, with a value
 of $148,692,471 (Cost $145,449,000)                                           $145,449,000      $  145,449,000
-----------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $2,228,041,850)                                     99.6%      2,217,523,248
-----------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                        0.4           9,542,763
                                                                               ----------------------------------
 NET ASSETS                                                                           100.0%     $2,227,066,011
                                                                               ==================================


FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                           13 OPPENHEIMER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2001
-------------------------------------------------------------------------------


=================================================================================================================
 ASSETS
 Investments, at value (cost $2,228,041,850)--see accompanying statement                        $ 2,217,523,248
-----------------------------------------------------------------------------------------------------------------
 Cash                                                                                                    25,351
-----------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                                    12,192,451
 Shares of beneficial interest sold                                                                   1,342,508
 Interest and dividends                                                                                 641,300
 Other                                                                                                  267,623
                                                                                                -----------------
 Total assets                                                                                     2,231,992,481


=================================================================================================================
 LIABILITIES

 Payables and other liabilities:
 Shares of beneficial interest redeemed                                                               3,205,556
 Distribution and service plan fees                                                                     932,200
 Trustees' compensation                                                                                 384,048
 Transfer and shareholder servicing agent fees                                                          245,032
 Shareholder reports                                                                                      6,877
 Other                                                                                                  152,757
                                                                                                -----------------
 Total liabilities                                                                                    4,926,470

=================================================================================================================
 NET ASSETS                                                                                     $ 2,227,066,011
                                                                                                =================

=================================================================================================================
 COMPOSITION OF NET ASSETS

 Paid-in capital                                                                                $ 2,587,380,661
-----------------------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                                                7,619,531
-----------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions                                   (357,415,579)
-----------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments                                          (10,518,602)
                                                                                                -----------------
 NET ASSETS                                                                                     $ 2,227,066,011
                                                                                                =================

                           14 OPPENHEIMER GROWTH FUND

===================================================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $1,553,066,230 and 53,192,802 shares of beneficial interest outstanding)                                   $29.20
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                                $30.98
--------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $483,297,561
 and 17,513,362 shares of beneficial interest outstanding)                                                  $27.60
--------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $102,144,097
 and 3,640,270 shares of beneficial interest outstanding)                                                   $28.06
--------------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $273,677
 and 9,396 shares of beneficial interest outstanding)                                                       $29.13
--------------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $88,284,446 and 3,015,777 shares of beneficial interest outstanding)                         $29.27


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           15 OPPENHEIMER GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2001
--------------------------------------------------------------------------------

=================================================================================================================
 INVESTMENT INCOME
 Interest                                                                                       $    40,747,088
-----------------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $7,524)                                               6,165,565
                                                                                                -----------------
 Total income                                                                                        46,912,653

=================================================================================================================
 EXPENSES
 Management fees                                                                                     19,009,822
-----------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                              5,011,011
 Class B                                                                                              6,915,642
 Class C                                                                                              1,338,792
 Class N                                                                                                    174
-----------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                              3,528,453
 Class B                                                                                              1,137,920
 Class C                                                                                                225,918
 Class N                                                                                                     86
 Class Y                                                                                                235,960
-----------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                    940,986
-----------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                 216,106
-----------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                             73,154
-----------------------------------------------------------------------------------------------------------------
 Other                                                                                                  274,931
                                                                                                -----------------
 Total expenses                                                                                      38,908,955
 Less reduction to custodian expenses                                                                   (44,489)
                                                                                                -----------------
 Net expenses                                                                                        38,864,466

=================================================================================================================
 NET INVESTMENT INCOME                                                                                8,048,187

=================================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on investments                                                           (357,415,519)

 Net change in unrealized appreciation (depreciation) on investments                             (1,979,523,397)
                                                                                                -----------------
 Net realized and unrealized gain (loss)                                                         (2,336,938,916)

=================================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $(2,328,890,729)
                                                                                                =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           16 OPPENHEIMER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                                    2001              2000
-----------------------------------------------------------------------------------------------------------------
 OPERATIONS
=================================================================================================================

 Net investment income (loss)                                                     $ 8,048,187    $   (6,034,669)
-----------------------------------------------------------------------------------------------------------------

 Net realized gain (loss)                                                        (357,415,519)      319,927,401
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                          (1,979,523,397)    1,319,892,884
                                                                               ----------------------------------
 Net increase (decrease) in net assets resulting from operations               (2,328,890,729)    1,633,785,616

=================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                                   --        (1,489,887)
 Class B                                                                                   --                --
 Class C                                                                                   --                --
 Class N                                                                                   --                --
 Class Y                                                                                   --          (311,048)
-----------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                         (169,073,487)     (123,203,377)
 Class B                                                                          (57,798,213)      (33,223,482)
 Class C                                                                          (10,658,043)       (4,439,345)
 Class N                                                                                   --                --
 Class Y                                                                          (10,089,485)       (6,900,604)

=================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                          154,610,675       378,388,009
 Class B                                                                           69,919,439       257,232,293
 Class C                                                                           36,664,993        73,885,183
 Class N                                                                              292,597                --
 Class Y                                                                            2,236,334        38,507,558

=================================================================================================================
 NET ASSETS

 Total increase (decrease)                                                     (2,312,785,919)    2,212,230,916
-----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                            4,539,851,930     2,327,621,014
                                                                               ----------------------------------

 End of period [including undistributed (overdistributed)
 net investment income of $7,619,531 and $(271,651), respectively]             $2,227,066,011    $4,539,851,930
                                                                               ==================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           17 OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


CLASS A         YEAR ENDED AUGUST 31,                   2001          2000              1999            1998              1997
====================================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                $ 62.31       $ 39.77           $ 31.54         $ 40.42           $ 33.69
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                            .18          (.02)              .10             .73               .62
 Net realized and unrealized gain (loss)              (30.05)        25.42             11.69           (5.05)            10.37
                                                     -------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                (29.87)        25.40             11.79           (4.32)            10.99
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     --          (.03)             (.48)           (.66)             (.49)
 Distributions from net realized gain                  (3.24)        (2.83)            (3.08)          (3.90)            (3.77)
                                                     -------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (3.24)        (2.86)            (3.56)          (4.56)            (4.26)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $29.20        $62.31            $39.77          $31.54            $40.42
                                                     ===============================================================================

====================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                  (49.87)%       67.10%            39.39%         (11.62)%           35.03%

====================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)         $1,553,066    $3,176,435        $1,730,087      $1,356,905        $1,590,927
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $2,149,795    $2,390,125        $1,620,201      $1,640,181        $1,369,406
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                           0.45%        (0.01)%            0.24%           1.90%             1.74%
 Expenses                                               1.06%         1.01%             1.05%           1.00%(3)          1.01%(3)

-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   92%          49%              106%             34%               25%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           18 OPPENHEIMER GROWTH FUND

CLASS B         YEAR ENDED AUGUST 31,                   2001          2000            1999          1998            1997
============================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                $ 59.55       $ 38.37         $ 30.54       $ 39.34         $ 32.94
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                           (.10)         (.21)           (.20)          .43             .36
 Net realized and unrealized gain (loss)              (28.61)        24.22           11.32         (4.89)          10.08
                                                     -----------------------------------------------------------------------

 Total income (loss) from
 investment operations                                (28.71)        24.01           11.12         (4.46)          10.44
----------------------------------------------------------------------------------------------------------------------------

 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     --            --            (.21)         (.44)           (.27)
 Distributions from net realized gain                  (3.24)        (2.83)          (3.08)        (3.90)          (3.77)
                                                     -----------------------------------------------------------------------

 Total dividends and/or distributions
 to shareholders                                       (3.24)        (2.83)          (3.29)        (4.34)          (4.04)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $27.60        $59.55          $38.37        $30.54          $39.34
                                                     =======================================================================

============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                  (50.26)%       65.82%          38.27%       (12.32)%         33.93%

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)           $483,298      $996,000        $445,629      $330,442        $284,227
----------------------------------------------------------------------------------------------------------------------------
 Average Net Assets (in thousands)                  $692,159      $676,485        $410,058      $353,574        $203,518
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                          (0.31)%       (0.78)%         (0.58)%        1.08%           0.92%
 Expenses                                               1.83%         1.78%           1.86%         1.81%(3)        1.84%(3)
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  92%           49%            106%           34%             25%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           19 OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
-------------------------------------------------------------------------------


CLASS C         YEAR ENDED AUGUST 31,                   2001          2000            1999             1998            1997
=================================================================================================================================
PER SHARE OPERATING DATA

 Net asset value, beginning of period                $ 60.48       $ 38.92         $ 30.93          $ 39.87         $ 33.42
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                           (.04)         (.09)           (.20)             .46             .42
 Net realized and unrealized gain (loss)              (29.14)        24.48           11.47            (4.99)          10.17
                                                     ---------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                (29.18)        24.39           11.27            (4.53)          10.59
--------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     --            --            (.21)            (.51)           (.37)
 Distributions from net realized gain                  (3.24)        (2.83)          (3.07)           (3.90)          (3.77)
                                                     ---------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (3.24)        (2.83)          (3.28)           (4.41)          (4.14)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $28.06        $60.48          $38.92           $30.93          $39.87
                                                     ===========================================================================



===============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                  (50.26)%       65.87%          38.28%          (12.33)%         33.93%

===============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)           $102,144      $176,150         $57,970          $44,377         $28,145
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $133,823      $103,076         $53,501          $43,817         $13,705
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                          (0.32)%       (0.77)%         (0.58)%           1.06%           0.95%
 Expenses                                               1.84%         1.78%           1.86%            1.81%(3)        1.84%(3)
 -----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  92%           49%            106%              34%             25%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           20 OPPENHEIMER GROWTH FUND

'

                                                                                                      PERIOD ENDED
CLASS N                                                                                           AUGUST  31,2001(1)
====================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                                                      $ 35.39
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                                                          (.01)
 Net realized and unrealized gain (loss)                                                                     (6.25)
                                                                                                           ---------
 Total income (loss) from investment operations                                                              (6.26)
--------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                                           --
 Distributions from net realized gain                                                                           --
                                                                                                           ---------
 Total dividends and/or distributions to shareholders                                                           --
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                                            $ 29.13
                                                                                                           ---------

====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                                                        (17.69)%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                                                  $   274
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                                         $    70
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                                                                         (0.33)%
 Expenses                                                                                                     1.40%
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                        92%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           21 OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


 CLASS Y        YEAR ENDED AUGUST 31,                   2001             2000            1999             1998            1997
=================================================================================================================================
 Net asset value, beginning of period                $ 62.33          $ 39.76         $ 31.54          $ 40.43         $ 33.69
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .28              .16             .18              .87             .66
 Net realized and unrealized gain (loss)              (30.10)           25.37           11.69            (5.09)          10.42
                                                     ----------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                (29.82)           25.53           11.87            (4.22)          11.08
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     --             (.13)           (.58)            (.77)           (.57)
 Distributions from net realized gain                  (3.24)           (2.83)          (3.07)           (3.90)          (3.77)
                                                     ----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (3.24)           (2.96)          (3.65)           (4.67)          (4.34)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $29.27           $62.33          $39.76           $31.54          $40.43
                                                     ============================================================================

=================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                  (49.77)%          67.56%          39.74%          (11.38)%         35.36%

=================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)           $ 88,284         $191,267        $ 93,936         $132,146         $96,679
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $124,168         $134,650        $116,615         $135,098         $62,619
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                  0.67%            0.27%           0.65%            2.16%           2.00%
 Expenses                                               0.86%            0.73%           0.80%            0.71%(3)        0.77%(3)
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  92%              49%            106%              34%             25%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          22 OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                           23 OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                         EXPIRING
                         ------------------------------------------
                         2009                           $50,983,636

     As of August 31, 2001, the Fund had approximately $303,482,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized will expire in 2010.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2001, the Fund's projected benefit obligations were increased by $100,937 and payments of $12,705 were made to retired trustees, resulting in an accumulated liability of $359,948 as of August 31, 2001.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                           24 OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $153,515, a decrease in undistributed net investment income of $157,005, and a decrease in accumulated net realized loss on investments of $310,520. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           25 OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                          YEAR ENDED AUGUST 31, 2001(1)              YEAR ENDED AUGUST 31, 2000
                                             SHARES              AMOUNT              SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                    10,569,340       $ 434,907,471          13,371,627       $ 698,963,134
 Dividends and/or
 distributions reinvested                 3,414,802         158,822,473           2,813,617         121,042,450
 Redeemed                               (11,769,825)       (439,119,269)         (8,711,692)       (441,617,575)
                                        ---------------------------------------------------------------------------
 Net increase (decrease)                  2,214,317        $154,610,675           7,473,552        $378,388,009
                                        ===========================================================================

-------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                     5,557,121       $ 229,365,850           7,972,912       $ 401,256,522
 Dividends and/or
 distributions reinvested                 1,227,686          54,263,720             778,205          32,170,991
 Redeemed                                (5,997,793)       (213,710,131)         (3,640,138)       (176,195,220)
                                        ---------------------------------------------------------------------------
 Net increase (decrease)                    787,014       $  69,919,439           5,110,979        $257,232,293
                                        ===========================================================================

-------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                     1,717,522       $  69,151,022           2,038,083       $ 104,497,678
 Dividends and/or
 distributions reinvested                   217,183           9,762,405             102,477           4,301,986
 Redeemed                                (1,207,014)        (42,248,434)           (717,406)        (34,914,481)
                                        ---------------------------------------------------------------------------
 Net increase (decrease)                    727,691       $  36,664,993           1,423,154       $ 73,885,183
                                        ===========================================================================

-------------------------------------------------------------------------------------------------------------------
 CLASS N
 Sold                                         9,401       $     292,765                  --       $          --
 Dividends and/or
 distributions reinvested                        --                  --                  --                  --
 Redeemed                                        (5)               (168)                 --                  --
                                        ---------------------------------------------------------------------------
 Net increase (decrease)                      9,396       $     292,597                  --       $          --
                                        ===========================================================================

-------------------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                                     1,574,830       $  65,369,945           2,354,327       $ 122,130,560
 Dividends and/or
 distributions reinvested                   216,565          10,076,798             167,947           7,211,651
 Redeemed                                (1,844,136)        (73,210,409)         (1,816,495)        (90,834,653)
                                        ---------------------------------------------------------------------------
 Net increase (decrease)                    (52,741)       $  2,236,334             705,779       $  38,507,558
                                        ===========================================================================


 1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.


                           26 OPPENHEIMER GROWTH FUND

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2001, were $2,638,784,372 and $2,193,113,347, respectively.

As of August 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,230,991,669 was:

            Gross unrealized appreciation                     $ 168,999,845
            Gross unrealized depreciation                      (182,468,266)
                                                              --------------
            Net unrealized appreciation (depreciation)         $(13,468,421)
                                                              ==============


================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, and 0.54% of the average annual net assets in excess of $4.5 billion. The Fund's management fee for the year ended August 31, 2001, was an annualized rate of 0.61%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       AGGREGATE         CLASS A     COMMISSIONS     COMMISSIONS      COMMISSIONS       COMMISSIONS
                       FRONT-END       FRONT-END      ON CLASS A      ON CLASS B       ON CLASS C        ON CLASS N
                   SALES CHARGES   SALES CHARGES          SHARES          SHARES           SHARES            SHARES
                      ON CLASS A     RETAINED BY     ADVANCED BY     ADVANCED BY      ADVANCED BY       ADVANCED BY
 YEAR ENDED               SHARES     DISTRIBUTOR  DISTRIBUTOR(1)  DISTRIBUTOR(1)   DISTRIBUTOR(1)    DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------------
 August 31, 2001      $5,039,994      $1,431,582        $993,657      $6,136,274       $470,959          $2,227

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               CLASS A                  CLASS B                 CLASS C                 CLASS N
                   CONTINGENT DEFERRED      CONTINGENT DEFERRED     CONTINGENT DEFERRED     CONTINGENT DEFERRED
                         SALES CHARGES            SALES CHARGES           SALES CHARGES           SALES CHARGES
                           RETAINED BY              RETAINED BY             RETAINED BY             RETAINED BY
 YEAR ENDED                DISTRIBUTOR              DISTRIBUTOR             DISTRIBUTOR             DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------
 August 31, 2001               $15,439               $1,162,350                 $51,976                     $--

                           27 OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2001, payments under the Class A plan totaled $5,011,011, all of which were paid by the Distributor to recipients, and included $356,165 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

                           28 OPPENHEIMER GROWTH FUND

Distribution fees paid to the Distributor for the year ended August 31, 2001, were as follows:

                                                                                                  DISTRIBUTOR'S
                                                                              DISTRIBUTOR'S           AGGREGATE
                                                                                  AGGREGATE        UNREIMBURSED
                                                                               UNREIMBURSED       EXPENSES AS %
                                     TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                         UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
-------------------------------------------------------------------------------------------------------------------
 Class B Plan                            $6,915,642          $5,577,806         $12,964,753                2.68%
 Class C Plan                             1,338,792             433,848           1,454,281                1.42
 Class N Plan                                   174                 107                  --                  --


================================================================================
 5. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at August 31, 2001.

                           29 OPPENHEIMER GROWTH FUND

INDEPENDENT AUDITORS'REPORT
--------------------------------------------------------------------------------


================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Growth Fund, including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial high-lights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Growth Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.






 KPMG LLP


 Denver, Colorado
 September 24, 2001


                           30 OPPENHEIMER GROWTH FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------


================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $3.2387 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 11, 2000, of which $1.9786 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     Dividends paid by the Fund during the fiscal year ended August 31, 2001 which are not designated as capital gain distributions should be multiplied by 67.11% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                           31 OPPENHEIMER GROWTH FUND

 OPPENHEIMER GROWTH FUND
--------------------------------------------------------------------------------


===============================================================================================
 OFFICERS AND TRUSTEES          Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board of Trustees
                                Robert G. Galli, Trustee
                                Phillip A. Griffiths, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Clayton K. Yeutter, Trustee
                                Bruce L. Bartlett, Vice President
                                Andrew J. Donohue, Secretary
                                Brian W. Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
                                Robert G. Zack, Assistant Secretary

===============================================================================================
 INVESTMENT ADVISOR             OppenheimerFunds, Inc.

===============================================================================================
 DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.

===============================================================================================
 TRANSFER AND SHAREHOLDER       OppenheimerFunds Services
 SERVICING AGENT

===============================================================================================
 CUSTODIAN OF                   The Bank of New York
 PORTFOLIO SECURITIES

===============================================================================================
 INDEPENDENT AUDITORS           KPMG LLP

===============================================================================================
 LEGAL COUNSEL                  Mayer, Brown & Platt


                                OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS
                                DISTRIBUTOR, INC., 6803 S. TUCSON WAY, ENGLEWOOD, CO 80112-3924.

          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                          32 OPPENHEIMER GROWTH FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(2)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET   1.800.843.4461
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDOCS DIRECT
Receive shareholder report and prospectus notifications for your funds via email. Sign up at WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
TICKER SYMBOLS

Class A: OPPSX   Class B: OPSBX   Class C: OGRCX  Class N: OGRNX  Class Y: OGRYX
--------------------------------------------------------------------------------

1. Automatic investment plans do not assure profit or protect against losses in declining markets.

2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.



                                                         [OPPENHEIMERFUNDS LOGO]

RA0270.001.0801  October 30, 2001